UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ___________________________

                                    FORM 8-K

                          ___________________________

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


                                  June 18, 1997
                                 ---------------
                Date of Report (Date of earliest event reported)


                       Everest Reinsurance Holdings, Inc.
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                     1-13816
                                     -------
                             (Commission File Number)

                                   22-3263609
                                   ----------
                      (IRS Employer Identification Number)


                            Westgate Corporate Center
                              477 Martinsville Road
                                  P.O. Box 830
                      Liberty Corner, New Jersey 07938-0830
                      -------------------------------------
                    (Address of principal executive officer)

                                 (908) 604-3000
                                 --------------
                         (Registrant's telephone number)

                                3 Gateway Center
                            Newark, New Jersey 07102
                            ------------------------

          (Former name or former address, if changed since last report)



                          Page 1 of 3 (plus attachment)

ITEM 5.  OTHER EVENTS

     (a) On June 16, 1997, the registrant finalized a 364 day revolving credit facility from First Union National Bank (the "Credit Facility"). The Credit Facility, which will be used for liquidity and general corporate purposes, provides for the borrowing of up to $50 million with interest at a rate selected by the registrant equal to either (i) the Base Rate (as defined below), (ii) an adjusted London InterBank Offered Rate ("LIBOR") plus a margin (the "Margin") or
(iii) a Money Market Rate, which is a daily uncommitted advised rate. The Base Rate is the higher of the rate of interest established by the bank from time to time as its reference rate in making loans or the Federal Funds rate plus 0.5% per annum. The amount of the Margin and the commitment fee payable to the bank for the Credit Facility depend upon the insurance strength or claims paying ability ratings of Everest Reinsurance Company, a subsidiary of the registrant.

     The Credit Facility agreement requires that Everest Reinsurance Company maintain statutory surplus of not less than $575 million and that the registrant not allow its ratio of certain debt to capital to be greater than a specified amount. A copy of the Credit Facility agreement is filed herewith as Exhibit
10.19 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits
         --------

         Exhibit No.                        Description
         -----------                        -----------

         10.19 Credit Agreement between Everest Reinsurance Holdings, Inc. and First Union National Bank dated June 16, 1997 providing for a $50 million revolving credit facility.


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          EVEREST REINSURANCE HOLDINGS, INC.


                                          /s/  JANET BURAK MELCHIONE
                                          --------------------------
                                          Janet Burak Melchione
                                          Senior Vice President, General Counsel
                                          and Secretary

Dated:  June 18, 1997


                          Page 2 of 3 (plus attachment)

                                  EXHIBIT INDEX


Exhibit No.             Description                               Page No.
-----------             -----------                               --------

10.19                   Credit Agreement between Everest          Filed herewith
                        Reinsurance Holdings, Inc. and First
                        Union National Bank dated June 16,
                        1997 providing for a $50 million
                        revolving credit facility.


















                          Page 3 of 3 (plus attachment)